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          AMENDMENT NO. 2 TO REVOLVING LOAN AGREEMENT


          This Amendment No. 2 to Revolving Loan Agreement (this "Amendment") is entered into with reference to the Revolving Loan Agreement dated as of June 2, 1997, (as heretofore amended, the "Loan Agreement") among Alexandria Real Estate Equities, Inc., ARE-QRS Corp. and ARE Acquisitions, LLC (collectively, "Borrowers"), the Banks party thereto, and Bank of America National Trust and Savings Association, as Managing Agent (the "Loan Agreement). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

          Borrowers and the Managing Agent, acting with the consent of the Requisite Banks pursuant to Section 11.2 of the Loan Agreement, agree as follows:

          1. AMENDMENT TO SECTION 1.1. Section 1.1 of the Loan Agreement is amended by adding the following proviso at the end of the definition of "Adjusted EBITDA":

               "; PROVIDED, that Adjusted EBITDA for the Interim Calculation Period shall be calculated, as of any date of determination, by multiplying Adjusted EBITDA for the period commencing on July 1, 1997 through the last day of the then most-recently ended Fiscal Quarter by the appropriate factor so as to result in annualized Adjusted EBITDA for such period."

          2. AMENDMENT TO SECTION 1.1. Section 1.1 of the Loan Agreement is further amended by adding the following proviso at the end of the definition of "Adjusted NOI":

               "; PROVIDED, that Adjusted NOI for the Interim Calculation Period shall be calculated, as of any date of determination, by multiplying Adjusted NOI for the period commencing on July 1, 1997 through the last day of the then most-recently ended Fiscal Quarter by the appropriate factor so as to result in annualized Adjusted NOI for such period."


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           3.   SECTION 1.1.  Section 1.1 of the Loan Agreement is further amended by SUBSTITUTING the phrase "for the fiscal period consisting of the applicable Calculation Period" for the phrase "for the fiscal period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters" in each of the following definitions:

                "Fixed Charge Coverage"
                "Interest Coverage"
                "Gross Asset Value"
                "Revenue-Producing Property Value"
                "Unencumbered Asset Pool Value"

           4. SECTION 1.1. Section 1.1 of the Loan Agreement is further amended by SUBSTITUTING the phrase "for the applicable Calculation Period" for the phrase "for that Fiscal Quarter and the three immediately preceding Fiscal Quarters" in the definition of "Mortgage Amount."

           5. SECTION 1.1. Section 1.1 of the Loan Agreement is further amended by SUBSTITUTING the following for the definition of "Consent Criteria":

                "CONSENT CRITERIA" means, as of any date of determination, that as of that date EITHER
                (a) Parent holds a Credit Rating of BBB- (or its equivalent) or better or (b) as of the last day of the Fiscal Quarter then most recently-ended, the RATIO OF (i) Adjusted NOI of all Revenue-Producing Properties (PROVIDED, however, in the case of any Revenue-Producing Property (a "New Property") that within the preceding sixty (60) day period has been purchased by a Borrower from a Person that is now a tenant occupying 100% of such New Property, that Adjusted NOI for such New Property shall be the Adjusted NOI for the first year of such lease as reflected in a pro-forma income statement for this New Property prepared by Parent in good faith using reasonable assumptions consistent with all facts known to Parent) for the fiscal period consisting of the appropriate Calculation Period to (ii) the sum of (A) Interest Charges for such fiscal period PLUS (B) all scheduled principal payments on Indebtedness of Parent (INCLUDING the principal portion of rent under Capital Lease Obligations)


                                       -2-
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                made during such fiscal period, other
                than payments made at the maturity date of such Indebtedness, was 3.50 to 1.00 or greater.

           6. SECTION 1.1. Section 1.1 of the Loan Agreement is further amended by adding the following new definitions at the appropriate alphabetical places:

                "CALCULATION PERIOD" means (a) with respect to the last day of each Fiscal Quarter ending before June 30, 1998, the related Interim Calculation Period and (b) with respect to the last day of each Fiscal Quarter ending on or after June 30, 1998, the period consisting of that Fiscal Quarter and the three immediately preceding Fiscal Quarters.

                "INTERIM CALCULATION PERIOD" means, with respect to the last day of each Fiscal Quarter ending before June 30, 1998, the period commencing on July 1, 1997 and ending on such last day of the Fiscal Quarter.

           7. COMPLIANCE CERTIFICATE . Exhibit E to the Loan Agreement is amended to read as set forth in Attachment I to this Amendment.

           8. PRIOR COMPLIANCE CERTIFICATES. The Banks recognize that the Compliance Certificates submitted by Borrower for the Fiscal Quarters ended June 30, 1997 and September 30, 1997 utilized a different annualization calculation method for Fixed Charge Coverage and Interest Coverage from that which is implemented by this Amendment, and agree that such Compliance Certificates were and are acceptable to the Banks to evidence Borrower's compliance with the Loan Agreement as of the dates thereof.

           9. CONDITIONS PRECEDENT. The effectiveness of this Amendment shall be conditioned upon the receipt by the Managing Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

                     (a) Counterparts of this Amendment executed by all parties hereto; and


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                     (b)  Written consent of the Requisite Banks as required
                          under Section 11.2 of the Loan Agreement in the form of Exhibit A to this Amendment.

           10. REPRESENTATION AND WARRANTY. Borrowers represent and warrant to the Managing Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

           11. CONFIRMATION. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

           IN WITNESS WHEREOF, Borrowers and the Managing Agent have executed this Amendment as of January 28, 1998 by their duly authorized representatives.


                                       ALEXANDRIA REAL ESTATE EQUITIES, INC.
                                       ARE-QRS CORP.
                                       ARE ACQUISITIONS, LLC


                                       By:       /s/ Joel S. Marcus
                                           ---------------------------------
                                                   Joel S. Marcus
                                                   Chief Executive Officer

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as Managing Agent



                                       By         /s/ William Rothman
                                           ---------------------------------
                                           William Rothman
                                           Regional Vice President


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                            Exhibit A to Amendment

                                CONSENT OF BANK

           Reference is hereby made to that certain Revolving Loan Agreement dated as of June 2, 1997 (as heretofore amended, the "Loan Agreement") among Alexandria Real Estate Equities, Inc., ARE-QRS Corp. and ARE Acquisitions, LLC (collectively, "Borrowers"), the Banks party thereto, and Bank of America National Trust and Savings Association, as Managing Agent (the "Loan Agreement). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

           The undersigned Bank hereby consents to the execution and delivery of Amendment No. 2 to Revolving Loan Agreement by the Managing Agent on its behalf, substantially in the form of a draft dated on or about January __, 1998 presented to the undersigned Bank.


           Date: January __, 1998


                                         -----------------------------------
                                         [Name of Institution]


                                       By:
                                           ---------------------------------

                                           ---------------------------------
                                           [Printed Name and Title]